[FORM OF] GUARANTEE AGREEMENT


                    [FORM OF] GUARANTEE AGREEMENT (the "Guarantee"), dated
               as of , 199[ ], executed and delivered by J.P. Morgan & Co. Incorporated, a Delaware corporation ("J.P. Morgan"), for the benefit of the Holders (as defined below) from time to time of the Preferred Securities (as defined below) of J.P. Morgan Index Funding Company, LLC, a Delaware limited liability company (the "Company").

          WHEREAS, the Company intends to issue its common limited liability company interests (the "Common Securities") to and receive related capital contributions from J.P. Morgan and J.P. Morgan Ventures Corporation ("JPM Ventures"), and to issue and sell from time to time, in one or more series, preferred limited liability company interests (any such interests issued prior to the merger or consolidation of the Company with any other entity, the "Preferred Securities") with such rights, preferences, privileges, limitations and restrictions as are set forth in a written resolution or resolutions (a "Written Action") by the Managing Members (as defined below) providing for the issue of such series;

          WHEREAS, the Company will purchase Related Notes (as defined below) from Morgan Guaranty Trust Company of New York, a trust company with full banking powers organized under the laws of the State of New York ("Morgan Guaranty") with the proceeds from the issuance and sale of each series of Preferred Securities and, at the option of the Company, related Common Securities; and

          WHEREAS, J.P. Morgan desires hereby to irrevocably and unconditionally agree to the extent set forth herein to pay to the Holders the Guarantee Payments (as defined below) and to make certain other payments on the terms and conditions set forth herein.


          NOW, THEREFORE, in consideration of the purchase by each Holder of the Preferred Securities, which purchase J.P. Morgan hereby agrees shall benefit J.P. Morgan and which purchase J.P. Morgan acknowledges will be made in reliance upon the execution and delivery of this guarantee, J.P. Morgan executes and delivers this Guarantee for the benefit of the Holders.

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                                 ARTICLE I

          As used in this Guarantee, the terms set forth below shall have the following meanings:

          "Guarantee Payments" shall mean, with respect to any series of Preferred Securities, the following payments, without duplication, to the extent not paid by the Company: (i) any accumulated and unpaid distributions which have been theretofore declared on the Preferred Securities of such series, to the extent Morgan Guaranty has made a corresponding payment on the relevant Related Note, out of funds legally available therefor, (ii) the Preferred Redemption Price (including all accumulated and unpaid distributions), to the extent Morgan Guaranty has made a corresponding payment on the relevant Related Note, payable out of funds legally available therefor with respect to any Preferred Securities of such series called for redemption upon redemption thereof and (iii) upon the liquidation of the Company, the lesser of (a) the Liquidation Distribution (as defined below) with respect to such series and (b) the amount of assets of the Company legally available for distribution to Holders of Preferred Securities of such series in liquidation.

          "Holder" shall mean any member of the Company from time to time holding any Preferred Securities of any series in such capacity; provided, however, that in determining whether the Holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include J.P. Morgan or any entity owned 50% or more by J.P. Morgan, either directly or indirectly.

          "Liquidation Distribution" shall mean, with respect to any series of Preferred Securities, the aggregate Principal Amount of such series of Preferred Securities and all accumulated and unpaid distributions (whether or not declared) with respect to such series to but excluding the date of payment.

          "LLC Agreement" shall mean the Company's Amended and Restated Limited Liability Company Agreement dated as of September 10, 1997, as amended from time to time.

          "Managing Members" shall mean J.P. Morgan and JPM Ventures, in their capacity as the members of the Company that hold all of the Company's outstanding Common Securities.

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          "Preferred Redemption Price" shall mean, with respect to any series of Preferred Securities, the aggregate Principal Amount of all Preferred Securities of such series plus accumulated and unpaid distributions (whether or not declared) with respect to such series to but excluding the date of redemption.

          "Principal Amount" shall mean, at any time with respect to any Preferred Security of any series, the Redemption Value, the applicable Early Redemption Value or the stated liquidation preference thereof, as applicable, as determined in accordance with the Written Action creating such series of Preferred Securities.

          "Related Note" shall mean any obligation or obligations of Morgan Guaranty in which the proceeds from the issuance of any series of Preferred Securities and, at the option of the Company, related Common Securities are invested.


                                 ARTICLE II

          SECTION 2.01. J.P. Morgan irrevocably and unconditionally agrees, to the extent set forth herein, to pay in full to the Holders of each series of Preferred Securities the Guarantee Payments with respect to such series of Preferred Securities, as and when due (except to the extent paid by the Company), regardless of any defense, right of set-off or counterclaim which the Company may have or assert. This Guarantee is continuing, irrevocable, unconditional and absolute.

          SECTION 2.02. J.P. Morgan hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

          SECTION 2.03. The obligations, covenants, agreements and duties of J.P. Morgan under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Company;


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          (b) the extension of time for the payment by the Company of all or any portion of the distributions, Preferred Redemption Price, liquidation distributions or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities;

          (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Company granting indulgence or extension of any kind;

          (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Company or any of the assets of the Company;

          (e) any invalidity of, or defect or deficiency in, any of the Preferred Securities; or

          (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred.

There shall be no obligation of the Holders to give notice to, or obtain consent of, J.P. Morgan with respect to the happening of any of the foregoing.

          SECTION 2.04. This is a guarantee of payment and not of collection. A Holder may enforce this Guarantee directly against J.P. Morgan, and J.P. Morgan waives any right or remedy to require that any action be brought against the Company or any other person or entity before proceeding against J.P. Morgan. Subject to Section 2.05 hereof, all waivers herein contained shall be without prejudice to the Holders' right at the Holders' option to proceed against the Company, whether by separate action or by joinder.

          SECTION 2.05. J.P. Morgan shall be subrogated to all (if any) rights of the Holders against the Company in respect of any amounts paid to the Holders by J.P. Morgan under this Guarantee and the Company shall not be required to make payment to the Company of any amount of Guarantee Payments in respect of which payment has theretofore been

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made by J.P. Morgan pursuant to Section 2.01 hereof; provided, however, that J.P. Morgan shall not (except to the extent required by mandatory provisions of law) exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of a payment under this Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee. If any amount shall be paid to J.P. Morgan in violation of the preceding sentence, J.P. Morgan agrees to pay over such amount to the Holders for application to the Guarantee Payments then due hereunder, if any, or to offset payments due to the Holders by the Company.

          SECTION 2.06. J.P. Morgan acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Preferred Securities and that J.P. Morgan shall be liable as principal and sole debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (f), inclusive, of Section 2.03 hereof.


                                ARTICLE III

          SECTION 3.01. So long as any Preferred Securities of any series remain outstanding, except in connection with a merger of the Company into a trust sponsored by J.P. Morgan or Morgan Guaranty, J.P. Morgan shall: (i) not cause or permit any Common Securities to be transferred; (ii) maintain direct or indirect 100% ownership of all outstanding securities of the Company other than the Preferred Securities of any series; (iii) not voluntarily dissolve, wind up, liquidate or terminate the Company or either of the Managing Members; (iv) cause J.P. Morgan and JPM Ventures to remain the Managing Members of the Company and timely perform all of their respective duties as Managing Members (including the duty to declare and pay dividends on the Preferred Securities); (v) not incur or permit to exist any indebtedness of the Company; and (vi) not take any actions inconsistent with the treatment of the Company as a partnership for United States Federal income tax purposes. So long as any Preferred Securities remain outstanding, J.P. Morgan will not declare or pay dividends on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its common stock or preferred stock or make any Guarantee Payment with respect thereto if at such time J.P. Morgan shall be in default with respect to its Guarantee Payments or other payment obligations hereunder; provided, however,

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that the foregoing restrictions shall not apply to (a) dividends, redemptions, purchases, acquisitions, distributions or payments made by J.P. Morgan by way of issuance of shares of its capital stock, (b) payments of accrued dividends by J.P. Morgan upon the redemption, exchange or conversion of any preferred stock of J.P. Morgan as may be outstanding from time to time in accordance with the terms of such preferred stock, (c) cash payments made by J.P. Morgan in lieu of delivering fractional shares upon the redemption, exchange or conversion of any preferred stock of J.P. Morgan as may be outstanding from time to time in accordance with the terms of such preferred stock, (d) repurchases, redemptions or other acquisitions of shares of capital stock of J.P. Morgan in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors of consultants, or (e) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of such rights pursuant thereto.

          SECTION 3.02. The Guarantee will constitute an unsecured obligation of J.P. Morgan and will rank (i) subordinate and junior in right of payment to all other liabilities of J.P. Morgan, (ii) pari passu with the most senior preferred stock outstanding as of the date hereof of J.P. Morgan and (iii) senior to J.P. Morgan's common stock. J.P. Morgan's obligations under this Guarantee will rank pari passu with respect to obligations under other guarantee agreements which it may enter into from time to time to the extent that such agreements shall be entered into in substantially the form hereof and provided for comparable guarantees by J.P. Morgan of payment on other preferred securities issued by the Company or any trust sponsored by J.P. Morgan.


                                 ARTICLE IV

          This Guarantee shall terminate and be of no further force and effect as to any series of Preferred Securities upon full payment of the Preferred Redemption Price of such series, and shall terminate completely upon full payment of the amounts payable to Holders upon liquidation of the Company; provided, however, that this Guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid under the Preferred Securities of such series or under this Guarantee for any

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reason whatsoever. J.P. Morgan agrees to indemnify each Holder and hold it harmless against any loss it may suffer in such circumstances.


                                 ARTICLE V

          SECTION 5.01. All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of J.P. Morgan and shall inure to the benefit of the Holders. J.P. Morgan shall not assign its obligations hereunder without the prior approval of Holders of not less than a majority in Principal Amount of all Preferred Securities of all series then outstanding voting as a single class.

          SECTION 5.02. Except with respect to any changes or waivers (a) which do not adversely affect the rights of Holders including any changes necessary in connection with the merger or consolidation of the Company into a trust sponsored by J.P. Morgan or Morgan Guaranty or (b) necessary in order to subject this Guarantee to the Trust Indenture Act of 1939, as amended, including to appoint an indenture trustee hereunder (in which cases no vote will be required), this Guarantee may only be amended or waived by instrument in writing signed by J.P. Morgan with the prior approval of the Holders of not less than a majority in Principal Amount of all Preferred Securities of each affected series then outstanding, voting as a single class. Such approval shall be obtained in the manner set forth in Article VIII of the LLC Agreement.

          SECTION 5.03. Any notice, request or other communication required or permitted to be given hereunder to J.P. Morgan shall be given in writing by mail or by facsimile transmission (followed by mail), addressed to J.P. Morgan, as follows:

                         J.P. Morgan & Co. Incorporated
                         60 Wall Street
                         New York, NY 10260-0060

                         Facsimile No.:  (212) 648-5175
                         Attention:  Assistant Secretary

          Any notice, request or other communication required or permitted to be given hereunder to the Holders shall be given by J.P. Morgan in the same manner as notices sent by the Company to the Holders.


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          8 SECTION 5.04. This Guarantee is solely for the benefit of the
Holders and is not separately transferable from the Preferred Securities.

          SECTION 5.05. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, this Guarantee is executed as of the day and year first above written.



                                   J.P. MORGAN & CO.
                                   INCORPORATED,


                                   By
                                      ----------------------------
                                      Name:
                                      Title: